 Exhibit 99.1

© 2021 ANI Pharmaceuticals, Inc. 1 © 2021 ANI Pharmaceuticals, Inc. 1 Jefferies Healthcare Conference June 2021 Jefferies Healthcare Conference

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation contemplates the acquisition by ANI Pharmaceuticals, Inc ("ANI" or the "Company") of Novitium Pharma, LLC ("Novitium") and contains forward- looking statements, including information about management's view of ANI's and Novitium's future expectations, plans and prospectus, as well as other forward-looking statements, including the potential benefits from the acquisition of new drug applications and an abbreviated new drug application for Sandoz, Inc. and the timing for submission of the sNDA for Cortrophin Gel. Any statements made in this presentation other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different than those expressed or implied in such statements. Unknown or unpredictable factors also could have material adverse effects on the Company's future results. Information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K and in the Company's other periodic reports and filings with the Securities and Exchange Commission ("SEC"). The forward-looking statements included in this presentation are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements and you should not place undue reliance on these forward-looking statements.

No Offer or Solicitation

This presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom.

Use of Projections

This presentation contains financial forecasts with respect to, among other things, income sources, revenue growth, and equity values. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this presentation is not an admission or representation that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Industry and Market Data

The information contained here also includes information provided by third parties. None of ANI, Novitium, their respective affiliates and any third parties that provided information to ANI or Novitium provide guarantees of the accuracy, completeness and timeliness or availability of the information. None of ANI, Novitium and any of their respective affiliates nor any of the research providers are responsible for any errors or omissions or conclusions form the use of such content.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted Gross Margin, that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, net, other expense, net, income taxes, and depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charge. Adjusted EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. Please refer to Appendix A in this presentation for a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP measure.

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Company Snapshot

Poised for sustainable growth

US-focused diversified biopharma with Rare Disease, Generics, Established Brands and CDMO businesses

Transformational opportunity with Cortrophin Gel

- Only competitor in same class delivered ~$780mm in revenues in 2020
- sNDA submission on track for June 2021

Strong CAGR growth 2014 to 2020*:

30% Revenues

26% Gross Profit

Proven acquirer of branded and generic products

- Closed 2-4 deals each year for last 8 years

Strong GMP track record across sites

Maintains low net leverage: ~2.0x – 3.0x since 2016

*Pro-forma for pending acquisition of Novitium and April 2021 acquisition of NDAs and ANDA from Sandoz.

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© 2021 ANI Pharmaceuticals, Inc. 4 Strong and Growing U.S. - Focused and Diversified BioPharma Company Revenues (2020) (1) 55 Generic Products 15 Branded Products 6.4 Largest Product’s Percentage of Total Revenue $220.4MM PF 2020 Revenue $75.6MM PF 2020 Adjusted EBITDA (2) 34.3% PF 2020 Adjusted EBITDA Margin 25.7% 2014 – 2020PF Revenue CAGR 62.2% 2020PF Adjusted Gross Margin (1) Pro - forma for April 2021 acquisition of NDAs and ANDA from Sandoz. (2) Non - GAAP financial measure. See reconciliation to most directly comparable GAAP financial measure in Appendix A. ANI in Numbers (1) 67% 27% 2% 4% Generic Branded Other CDMO

© 2021 ANI Pharmaceuticals, Inc. 5 Proven Strong Growth Profile $208 $53 $12 $56 $76 $129 $177 $202 $207 $274 2014 2015 2016 2017 2018 2019 2020 Revenues $126 $38 $11 $45 $64 $86 $108 $134 $143 $175 2014 2015 2016 2017 2018 2019 2020 Gross Profit ANI Novitium PharmaDerm ANI Novitium PharmaDerm

© 2021 ANI Pharmaceuticals, Inc. 6 Strong Business Development Engine to Fuel Growth Brands – 9 Deals Class Seller Products 2018 AZ Atacand & Atacand HCT Casodex & Arimidex 2017 Cranford Inderal XL Innopran XL 2016 Akrimax Inderal LA/Prop ER 2016 Merck Cortrophin 2014 Shire Vancocin assests Noven Lithobid 2011 Meda Reglan Generics – 17 Deals Class Seller Products 2020 Harris Fluconazole Ricon Clobetasol cream Amerigen 23 G x Products 2019 Coeptis 7 Gx Products Cambrex Lidocaine Pii Bretylium Teva 31 ANDAs 2018 Appco Ranitidine + Chlorzoxazone Impax 7 Gx Products IDT 23 ANDAs 2016 Aspen Brethine H2 Lipofen AG + HC Rectal Cream 2015 Teva Basket #2 – 22 ANDAs Teva Flecainide 2013 Teva Basket #1 – 31 ANDAs Sofgen Nimodipine + Omega

© 2021 ANI Pharmaceuticals, Inc. 7 Four Pillars to Drive Sustainable Growth Build a successful Cortrophin franchise Strengthen Generics Business with enhanced development capability and increased focus on niche opportunities Maximize value from Established Brands through innovative access and GTM strategies Expand CDMO business leveraging unique manufacturing capabilities Empowered best - in - class experienced talent retaining core strengths and driving growth Build a sustainable biopharma company serving patients in need

© 2021 ANI Pharmaceuticals, Inc. 8 CORTROPHIN GEL: Transformational opportunity 250 237 228 181 173 168 156 148 142 55 52 50 51 49 47 10 10 9 0 100 200 300 400 500 600 700 800 2021 2022 2023 Other Nephrological Desorders Arthritis Multiple Sclerosis Polymyositis & Dermatomy ositis Epilepsy (Infantile Spasms) Sarcoidosis Analysts’ estimate of Acthar Gel US Annual Sales by Indication (1) sNDA filing on track for June 2021 submission to FDA Only repository corticotropin ( Acthar Gel) available on the market estimated to have sales of approximately $640 - $700 million in next three years (1) Based on Wall Street Equity Analyst Projections. $703MM $669MM $644MM

© 2021 ANI Pharmaceuticals, Inc. 9 Novitium acquisition: adds best - in - class R&D engine with Generics and 505(b)(2) capabilities 9 14 7 14 16 2017 2018 2019 2020 2021 Annual ANDA Filling (1) 4 13 6 25 2018 2019 2020 2021/2022 Annual Product Launches (1) Actual Expected Average filing to approval time ~13 months Average approval to launch time Products launched within seven days of approval ~10 days 95% (1) Inclusive of partnered products. Management have developed and commercialized over 100 specialty dosage forms and ANDAs in the US

Expanding Established Brands Portfolio Products: Derm Acquisition

Acquired Products

VEREGEN® (sinecatechins) Ointment, 15%

OXISTAT® (oxiconazole nitrate) LOTION, 1%

PharmaDerm® Pandel® (hydrocortisone probutate) Cream, 0.1%

ApexiCon E Cream (diflorasone diacetate cream USP 0.05% [emollient])

Key Deal Characteristics

- Favorable gross margin profile
- Purchase includes up to three years of inventory
- Transfer manufacturing in house
- Ability to leverage existing go-to-market strategies within sales and marketing

Product Summary

Product	Indication	Active Ingredient
Vergen	Genital Warts	Sinecatechins
Oxistat	Ringworm, Athlete's foot, Jock Itch	Oxiconazole nitrate
ApexiconE	Psoriasis, Eczema	Diflorosone diacetate
Pandel	Psoriasis, Eczema	Hydrocortisone probutate

Highly Efficient Execution Timeline

ANI executed the Derm acquisition within a seamless ~90-day process

- Jan 2021: Sourced proprietary deal in partnership with private equity partner
- Feb 2021: Submitted LOI and initiated diligence
- Mar 2021: Completed diligence, signed deal and closed acquisition[1]

*Acquisition was effective April 1, 2021

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Significant North American Manufacturing Footprint

with ample capacity and excellent GMP track record


ani
PHARMACEUTICALS




ani

	Baudette, MN 130k sf	Baudette, MN Containment Facility - 47k sf	Oakville, ON – Canada 101k sf
Facility Overview and Capabilities	• Manufacturing, packaging, warehouse • Schedule CII vault & CIII cage space • Lab space - R&D/analytical testing • Solutions, suspensions, topicals, tablets, capsules, and powder for suspension • DEA-licensed for Schedule II controlled substances	• Manufacturing, packaging, warehouse • Low-humidity suite for moisture-sensitive compounds • Fully-contained high potency facility for hormone, steroid, and oncolytic products • DEA Schedule III capability	• Manufacturing, packaging, lab, warehouse, administrative • US FDA and Health Canada inspected • Controlled drugs and substance license • Solutions, suspensions, topicals, tablets, and capsules • Serialization-ready
Annual Capacity	• Solid Dose ~2.5BN doses • Liquid Unit ~23MM doses • Liquids ~20MM bottles • Powder ~4MM bottles	• Tablets ~2.5BN doses • Capsules ~150MM doses • Blisters ~ 45MM doses	• Tablets ~1BN doses • Capsules ~150MM doses • Liquids ~3MM bottles • Topicals ~2MM tubes
GMP	Four FDA inspections since 2013 **Latest inspection – September 2019; Results: No 483 (NAI)**	Five DEA inspections since 2013 **Latest inspection – September 2018; Results: No findings**	Four FDA and five Health Canada inspections since 2014; Five Health Canada inspections **Latest inspections - January 2021; Results: 9 observations, "Compliant" Rating**

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Executive Leadership Team with Broad Industry Expertise



Nikhil Lalwani
President & Chief Executive Officer
- 20+ years leadership experience in pharmaceuticals and healthcare
- Proven track record of developing and executing multi-year strategic growth plans



James Marken
SVP, Operations & Product Development
- 30+ years of pharmaceuticals experience, overseeing production and logistical functions for company facilities
- Expertise in quality control, validation and manufacturing



Samy Shanmugam*
Novitium President & Co-Founder
- Former Head of R&D and Operations for Par Pharmaceuticals
- Founded Edict Pharmaceuticals, Nuray chemicals and Ethics BioLab
- Developed over 100 specialty dosage forms and ANDAs in the US



Ori Gutwerg
SVP, Generics
- 17+ years pharmaceutical experience across generic and branded products
- Proven track record of business development and accelerating growth



Stephen Carey
SVP, Finance & Chief Financial Officer
- 25+ years financial executive experience
- Former SVP. Controller and Principal Accounting Officer for Par Pharmaceuticals



Chris Mutz
Head of Rare Diseases/Cortrophin
- 20+ years commercialization experience
- Responsible for building and leading launch of Soliris for gMG and NMOSD in the US



Chad Gassert*
Novitium Chief Executive Officer, Co-Founder
- Former SVP of Business Development, M&A, Partnerships and Licensing for Par Pharmaceuticals
- Formulation development scientist for Sandoz

*Joining ANI team upon close of Novitium transaction.

© 2021 ANI Pharmaceuticals, Inc.

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© 2021 ANI Pharmaceuticals, Inc. 13 © 2021 ANI Pharmaceuticals, Inc. 13 Thank You!

© 2021 ANI Pharmaceuticals, Inc. 14 Appendix ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non - GAAP EBITDA Calculation and US GAAP to Non - GAAP Reconciliation (unaudited, in thousands) Year Ended December 31, 2020 Net (Loss)/Income $ (22,548) Add/(Subtract): Interest expense, net 9,452 Other expense, net 494 Provision/(Benefit) for income taxes (3,414) Depreciation and amortization 44,638 Cortrophin pre - launch charges 11,263 Expensed FDA approval milestone payment - Stock - based compensation (1) 9,470 CEO transition items (2) 7,386 Cortrophin team restructuring 401 Acquired IPR&D expense 3,784 Excess of fair value over cost of acquired inventory 4,296 Asset impairments (3) 1,330 Charges related to market exits 567 Transaction and integration expenses - Adjusted non - GAAP EBITDA $ 67,119 Proforma Adjustment for April 2021 acquisition: EBITDA contribution from acquired products 8,500 Proforma 2020 Adjusted EBITDA $ 75,619 (1) For the year ended December 31, 2020, Stock - based compensation excludes $3.4 million of stock - based compensation expense associated with the departure of our former President and CEO. This amount is included in this table as part of CEO transition items. (2) CEO transition items for the year ended December 31, 2020 is comprised of $3.4 million of stock - based compensation expense and $3.1 million of expense for salary continuation, bonus and other fringe benefits associated with the departure of our former President and CEO, as well as certain legal and recruiting costs related to the search for a permanent replacement. (3) For the year ended December 31, 2020, Asset impairments is comprised of finished goods inventory reserves for Bretylium, accounts receivable reserves due to customer bankruptcy, and the impairment of the marketing and distribution right intangible asset, tempered by a modest recovery of previously reserved inventory related to market exits. For the three and twelve month period ended December 2019, Asset impairments was comprised of the impairment of a product right intangible asset.